Q1 2021 Results April 29, 2021

Q1 2021 Results Not for Product Promotional Use Forward Looking Statement and Non-GAAP Financial Information 2 This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking statements, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such statements that are necessary for such reconciliation.

Not for Product Promotional Use Q1 2021 Results Giovanni Caforio Board Chair and Chief Executive Officer 3

Q1 2021 Performance

Operational Performance	**Strong commercial execution** • Sales of $11.1B in Q1; increase of 3% YoY, +8% excl. Q1'20 COVID-related buying patterns • Continued execution on launches for I-O and new product portfolio
Financial Strength	**Strong financial results and outlook** • Continued revenue and EPS growth • Affirm 2021 Non-GAAP guidance • Balance sheet strength and strong cashflow generation; accelerated debt repayments of ~$4B & executed share repurchases of ~$1.8B in Q1
Pipeline Execution	**Significant milestones** • **Solid Tumors**: Opdivo positive data in 1L ESCC (CM-648); relatlimab positive data in 1L melanoma FDC w/Opdivo; & Opdivo approval in 1L gastric (CM-649) • **Hematology**: approval of Breyanzi in R/R LBCL & Abecma in RRMM • **Immunology**: presented deucrava results from POETYK-1 & POETYK-2 in PsO • **CV**: mavacamten filed by U.S. FDA in obstructive HCM (PDUFA: Jan 28, 2022)

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Execution Scorecard

Financial Expectations

- 2020-2025:
  - Low to mid-single digit revenue CAGR*
  - Low double-digit revenue CAGR for Continuing business*
- Operating margins low to mid 40%s**
- ~$3B of synergies by end of 2022
- $45B - $50B of free-cash flow 2021-2023**

On track based on 2021 guidance

2021 Key Milestones

Opdivo (+/- Yervoy)	*U.S./EU expected approvals:* 1L RCC (9ER) ✓, 1L GC (649, O+Chemo) ✓ adj Eso (577), adj MIBC (274)
	1L Esophageal (CM-648) ✓
	Opdivo return to annual growth
Relatlimab	1L Melanoma w/ Opdivo Ph3 ✓
Breyanzi	3L+ DLBCL U.S. ✓ EU approval
	2L TE and TNE DLBCL
	3L+ CLL
Abecma	4L+ MM U.S./EU approval[1] ✓
Iberdomide + dex	4L+ MM Ph 1b/2a
Deucravacitinib	PsO (2nd study) Ph3 ✓ U.S. filing
	UC Ph2 (POC)
Zeposia	UC U.S. approval (PDUFA: May 30) / EU approval
Cendakimab	Initiation of Ph3 ✓
Factor XIa inh.	Total Knee Replacement VTEp Ph2 (POC)
Mavacamten	oHCM U.S. filing ✓ & approval[2]

2022/2023 Key Milestones

Opdivo (+/- Yervoy)	***Metastatic*** 1L HCC (CM-9DW)
	Adjuvant Neo-adj Lung EFS (CM-816) Peri-adj Lung (CM-77T)
Bempeg	1L melanoma[3] & 1L renal
Breyanzi	3L+ Follicular lymphoma
Abecma	3L+ MM (KarMMa-3) Ph3
	2L+ MM (KarMMa-2) POC
CC-92480	4L+ MM Ph1/2
CC-93269 (TCE)	Initiation of pivotal trial
Deucravacitinib	PsO U.S./EU approval
	CD & Lupus Ph2 (POC)
Zeposia	CD Ph3
Factor XIa inh.	Secondary Stroke Prevention Ph2 (POC)
Reblozyl	1L MDS (ESA naïve) COMMANDS Ph3
Ph 1/2 Pipeline	>20 POC decisions

To be expanded to include regulatory milestones pending future registrational successes

*At constant exchange rates - there is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information; **Non-GAAP - there is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

[1] Approved after 4 prior lines of therapy
[2] PDUFA January 28, 2022
[3] Expected in 2022

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Continued portfolio renewal into 2H of decade

2025 projected business mix

Launch portfolio growth potential


LOE products*
Continuing business
Other continuing business
Current Launch Portfolio

- $20B-$25B in NRA revenue potential** in 2029
- Additional potential indications launching in 2025+

Continuing business ~**90%** of company

Launch portfolio ~**30%** of continuing business

Future Growth Opportunities

- Additional mid-to late-stage pipeline
- Diverse early-stage pipeline
- Balance Sheet strength for additional BD opportunities

*Loss of Exclusivity (LOE) products are Revlimid, Pomalyst, Sprycel, and Abraxane

**Non-risk adjusted revenue potential; subject to positive registrational trials and health authority approval

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Not for Product Promotional Use David Elkins Chief Financial Officer 7 Q1 2021 Results

Q1 2021 Results Not for Product Promotional Use Net Sales $ in Billions Vs. Prior Year $2.9 1% $2.9 9% $1.7 3% $0.8 6% Performance in key products Net Sales $ in Billions Vs. Prior Year $0.8 8% $0.5 10% $0.5 15% $0.3 5% 8 ▲ ▲ ▲ ▲ ▲ ▲ *approx. $500M in Q1’20 + 8% excl. COVID-related buying patterns* + 6% excluding COVID* & FX Q1 2021 Total Sales: $11.1B, up 3%

Q1 2021 Results Not for Product Promotional Use US: Continued significant demand growth • Q1 sales up 8% vs. PY • Continued strong underlying demand, one- time Medicare coverage gap true-up ~$160M • ~11% TRx growth Q1 2021 Eliquis performance 9Rx Source: Symphony Health Significant future growth opportunity • Continues to be the best-in-class drug in an expanding category International: Sales increased 11% • Continues to be #1 NOAC in key markets with future growth Global net sales up 9% in Q1 47% 54% 25% 21% 26% 24% Q1 2020 Q1 2021 TRx Share - US Other NOACs Warfarin Eliquis 57% 62% 16% 12% 26% 25% Q1 2020 Q1 2021 NBRx Share – US

Q1 2021 Opdivo performance

U.S.

- 1L Lung* shares in low double-digits
- Strengthened position in 1L Renal with O+Cabo

International

- Strong adoption in new launches offset by impacts of COVID and 2L I-O eligibility

Near term growth drivers

- 2021 return to growth supported by
  - 1L Lung & 1L Renal (CM-9ER)
  - Recent U.S. approval in 1L Gastric (CM-649)
  - Potential launches: adjuvant EC (CM-577) & adjuvant MIBC (CM-274)
- Positive read-out: 1L ESCC (CM-648)

OPDIVO (nivolumab) INJECTION FOR INTRAVENOUS USE 10 mg/mL

Approx. U.S. Sales Mix



24%
24%
30%
22%
NSCLC
RCC
Melanoma
All others

Approx. Ex-U.S. Sales Mix



28%
24%
27%
21%

Note: percentages approximate based on tumor ranges

*excluding EGFR/ALK patients

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Q1 2021 Results Not for Product Promotional Use Q1 2021 Multiple Myeloma performance 11 $489 $512 $224 $261 Q1 2020 Q1 2021 Global sales growth of 1% • US: Reversal of inventory build offset growth • International: +4% driven by FX & demand, offset by ~$100M inventory build and PY tender Global sales growth of 8% • Continued demand growth from new triplet regimens and use in earlier lines Global Net Sales $1,966 $1,958 $949 $986 Q1 2020 Q1 2021 US Ex-US

Advancing new product launches

Reblozyl® (luspatercept-aamt) for injection 25mg • 75mg

- Encouraged by uptake in new patient starts
- Continued transition from initial bolus to underlying demand
- Remain focused on new patients earlier in their treatment journey
- Expansion in global markets

ZEPOSIA (ozanimod) 0.92 mg capsules

- Continued traction as S1P modulator of choice in MS
- Acceleration of Rx to commercial demand
- Anticipate U.S. UC approval (PDUFA May 30th) and MAA under review

ONUREG (azacitidine) tablets 300mg • 200mg

- Positive physician feedback and awareness
- Establishing profile in 1L maintenance setting in AML
- Positive CHMP opinion

Q1 2021 Global Net Sales $145M



$3
$2
$96
$14
$9
$115
$15
$18
$112
Q3 2020
Q4 2020
Q1 2021
Reblozyl
Zeposia
Onureg

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Cell Therapy Franchise

Breyanzi (lisocabtagene maraleucel) SUSPENSION FOR IV INFUSION

Approved
Feb 5, 2021

- Best-in-class CD-19 CAR T
- High physician awareness and robust feedback around efficacy and outpatient utilization
- Rapid activation of ~55 sites with patients apheresed and recently infused

Abecma™ (idecabtagene vicleucel) SUSPENSION FOR IV INFUSION

Approved
March 26, 2021

- First-in-class BCMA CAR T
- Enthusiasm from physicians with high awareness
- Competitive position with two differentiated cell therapies to leverage site footprint and rapid activation — 40+ sites activated

Priorities for 2021

→ Expand site footprint through continued account activation
→ Maximize differentiated profiles
→ Ensure seamless customer experience

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Q1 2021 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q1 2021 Q1 2020 Q1 2021 Q1 2020 Total Revenues, net 11.1 10.8 11.1 10.8 Gross Margin % 74.3% 66.0% 78.1% 79.4% MS&A 1.7 1.6 1.7 1.6 R&D 2.2 2.4 2.2 2.3 Effective Tax Rate 19.8% (152.0)% 16.8% 16.0% Diluted EPS 0.89 (0.34) 1.74 1.72 Diluted Shares Outstanding (# in millions) 2,265 2,258 2,265 2,298 Q1 2021 Financial Performance 14

Q1 2021 Results Not for Product Promotional Use Significant financial flexibility to support a balanced approach to capital allocation 15 $B Q1 2021 Total Cash** $13.2B Total Debt $46.3B Net Debt Position $33.1B *Subject to Board approval **Cash includes cash, cash equivalents and marketable securities Committed to reducing debt • Executed ~$4B debt reduction transaction • Maintain strong investment-grade credit ratings Returning capital to shareholders • Continued dividend growth* • $3B - $4B total share repurchase planned in 2021 • ~$1.8B executed in Q1 Future innovation through business development • Strategically Aligned • Scientifically Sound • Financially Attractive

2021 Guidance

	GAAP		Non-GAAP
	Feb (prior)	Apr (revised)	Affirmed
Net Sales	High single-digit increase	Unchanged	High single-digit increase
Gross Margin %	~80.5%	~79%	~80.5%
MS&A Expense	In line with 2020	Unchanged	Low single-digit increase
R&D Expense	High single-digit decrease	Low double-digit decrease	Mid single-digit increase
Tax Rate	~22%	Unchanged	~16%
Diluted EPS	$3.12-3.32	$3.18-3.38	**$7.35 - $7.55**

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Q1 2021 Results Not for Product Promotional Use Q&A Giovanni Caforio, M.D. Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer 17 Chris Boerner, Ph.D. Executive VP, Chief Commercialization Officer Samit Hirawat, M.D. Executive VP, Chief Medical Officer, Global Drug Development

2021 News Flow

Asset	Timing
Opdivo Approval in 1L renal (CM-9ER)	Approved ✓
Opdivo Approval in 1L gastric (CM-649)	Approved ✓
Opdivo Approval in adjuvant esophageal (CM-577)	PDUFA date May 20, 2021
Opdivo Approval in adjuvant MIBC (CM-274)	2H 2021
Opdivo CM-648 in 1L esophageal	Positive topline April 2021 ✓
Relatlimab + Opdivo vs Opdivo mono 1L Melanoma CA224-047	Positive topline March 2021 ✓
Breyanzi Approval in 3L+ LBCL	Approved in U.S. ✓ EMA Review
Breyanzi 2L DLBCL 3L+ CLL	2H 2021

Asset	Timing
Abecma Approval in 4L+ MM[1]	Approved in U.S. ✓ EMA Review
Zeposia Approval in UC	PDUFA date May 30, 2021
iberdomide + dex	2H 2021
deucravacitinib Psoriasis Ph3 POETYK PSO-2 (IM011-047)	Positive topline Feb 2021 ✓
deucravacitinib Ph2 POC in UC	2H 2021
milvexian (FXIa inhib) POC in VTEp for total knee replacement	2H 2021[2]
mavacamten Obstructive HCM	U.S. filing acceptance ✓ PDUFA date January 28, 2022

[1] Approved after 4 prior lines of therapy
[2] August 4th, 2021 per clinicaltrials.gov, study conducted by Janssen

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Active Clinical Development Portfolio

	Phase 1	Phase 2	Phase 3	Marketed
Oncology	AHR Antagonist (*Ikena*)** Anti-CCR8 Anti-CTLA-4 NF-Probody Anti-IL8 Anti-NKG2A Anti-OX40 Anti-SIRPα* Anti-TIM3 AR-LDD CD3xPSCA (*GEMoaB*)** IL-12 Fc motolimod NLRP3 Agonist STING Agonist TGFβ Inhibitor	Anti-CTLA-4 NF Anti-CTLA-4 Probody Anti-Fucosyl GM1 Anti-TIGIT BET Inhibitor* (CC-90010) CCR2/5 Dual Antagonist LSD1 Inhibitor*	bempegal-desleukin linrodostat relatlimab*	Opdivo (nivolumab) Yervoy (ipilimumab)
Hematology	A/I CELMoD (CC-99282) GSPT1 CELMoD (CC-90009) BCMA ADC BCMA TCE BCMA CAR T (bb21217) BCMA NEX T CD19 NEX T BET Inhibitor* (CC-95775) CD22 ADC (*TriPhase*)** CD3x33 (*GEMoaB*)** CD33 NKE CD47xCD20 CK1α Degrader GPRC5D CAR T	A/I CELMoD (CC-92480) BET Inhibitor (BMS-986158) iberdomide		Revlimid Pomalyst (pomalidomide) capsules Empliciti (elotuzumab) Reblozyl (luspatercept-aamt) Onureg (azacitidine) tablets Abecma (idecabtagene vicleucel) Inrebic Breyanzi
Cardiovascular	FXIa Inhibitor FPR-2 Agonist MYK-224 ROMK Inhibitor	danicamtiv FA-Relaxin milvexian (FXIa Inhibitor)	mavacamten	Eliquis apixaban
Immunology	Anti-CD40 IL2-CD25 IL2 Mutein Imm. Tolerance (*Anokion*)** MK2 Inhibitor S1PR1 Modulator TLR 7/8 Inhibitor TYK2 Inhibitor TYK2 Inhibitor (*Nimbus*)**	branebrutinib iberdomide	deucravacitinib cendakimab	Orencia (abatacept) Zeposia (ozanimod)
Fibrosis	NME	HSP47 JNK Inhibitor LPA_1 Antagonist pegbelfermin		
Neuroscience	BTK Inhibitor FAAH/MGLL Dual Inhibitor			
COVID-19	SARS-CoV-2 mAb Duo			

Data as of April 27, 2021

*In development for solid tumors and hematology
**BMS has an exclusive option to license and/or option to acquire

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